Exhibit 10.1
FOURTH AMENDMENT TO MASTER LEASE
THIS FOURTH AMENDMENT TO MASTER LEASE (the "Amendment") is effective as of September 30, 2021 (the "Effective Date"), by and among NHI-REIT OF NEXT HOUSE, LLC, a Delaware limited liability company (“NRNH”), MYRTLE BEACH RETIREMENT RESIDENCE LLC, an Oregon limited liability company (“MBRR”) and VOORHEES RETIREMENT RESIDENCE LLC, an Oregon limited liability company (“VRR”, and together with NRNH and MBRR, “Landlord”) and WELL CHURCHILL LEASEHOLD OWNER LLC, a Delaware limited liability company (“Tenant”), as successor in interest to NH MASTER TENANT LLC, a Delaware limited liability company.
RECITALS:
A.Landlord and Tenant are parties to that certain Master Lease dated December 23, 2013 (the “Initial Lease”), as amended by that certain Amendment to Master Lease and Termination of Guaranty dated November 5, 2018 (the “First Amendment”), as amended by that certain Second Amendment to Master Lease dated January 3, 2019 (the “Second Amendment”), as amended by that certain Third Amendment to Master Lease dated August 19, 2021 (the “Third Amendment” and together with the Initial Lease, the First Amendment and the Second Amendment, the "Lease"), which Lease was assigned by NH Master Tenant LLC to Tenant pursuant to that certain Assignment and Assumption of Master Lease and Consent to Assignment dated July 30, 2021, and which Lease currently covers eighteen (18) separate independent living facilities, as more particularly described therein;
B.Landlord and Tenant are parties to that certain Agreement Regarding Lease dated May 1, 2021 (the “Agreement”), which addresses, among other things, that certain Facility Transfer (as defined in the Agreement), which contemplates the sale of a number of the Facilities and the termination of the Lease with respect to those Facilities;
C.Pursuant to the terms of a purchase and sale agreement dated on or about the date hereof (the “Purchase Agreement”) between NRNH, as seller, and Dutch Holdings, LLC, an Indiana limited liability company, as purchaser (“Purchaser”), Landlord is selling the one hundred twenty (120) unit independent living community commonly known as Arbor Glen and located at 5202 Saint Joe Rd, Fort Wayne, Indiana 46835 (the “Released Facility”) to Purchaser; and
D.Landlord and Tenant desire to amend the Lease to release the Released Facility from and otherwise update the Lease in connection with the Facility Transfer.
NOW, THEREFORE, for and in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:
1.Release of the Released Facility. As of the Effective Date, Landlord is conveying the Released Facility to Purchaser (the “Sale”), and upon the consummation of the Sale, the Released Facility is hereby released from the Lease, and the Lease is terminated solely with respect to the Released Facility from and after the Effective Date, except as to (i) any indemnities or other obligations of Landlord or Tenant with respect to the Released Facility that survive the termination of the Lease pursuant to the terms thereof, and (ii) all amounts due and owing from Tenant to Landlord or Landlord to Tenant, if any, with respect to the Released Facility under the Lease through the Effective Date, and all right, title, interest and claim to the same are hereby reserved to the applicable party. As of the Effective Date, neither Landlord nor Tenant shall have any liability under the Lease solely with respect to the Released Facility except as provided in the immediately preceding sentence, provided, that, for the avoidance of doubt, Landlord retains all claims under the Lease with respect to clauses (i) and (ii) of the preceding sentence with respect to the Released Facility. For the avoidance of doubt, this Section 1 affects only the Released Facility and Landlord retains all claims under the Lease as to all Facilities under the Lease other than the Released Facility. The definition of “Facility or Facilities” in Section 1 of the Lease is hereby amended to exclude the Released Facility and Exhibit A to the Lease is hereby deleted in its entirety and Exhibit A attached to this Amendment is inserted in lieu thereof.
2.Base Rent. Schedule 1.1 of the Lease (Allocated Facility Rent) is hereby deleted and replaced with Schedule 1.1 attached hereto and made a part hereof.
3.Bill of Sale. As required by the Lease, Tenant is delivering to NRNH, as the owner of the Released Facility, a Bill of Sale as of the date hereof pursuant to which Tenant is conveying to NRNH all of Tenant’s right, title and interest in the Transferred Tenant’s Personal Property and the Inventory to the extent used solely in the operation of the Released Facility. The parties have agreed that Tenant shall not convey its right, title and interest in and to the Records with respect to the Released Facility; provided, however, that for a period of three (3) years after the Effective Date and upon request by Landlord, Tenant shall permit Landlord to make copies of all Records, subject to Legal Requirements, solely to the extent relating to the Released Facility.
4.Assignments. Landlord acknowledges that Tenant shall make any assignments of the Contracts, the Licenses and the Resident Agreements directly to Purchaser. Tenant shall not deliver an Assignment of Contracts and Operating Leases or an Assignment of Resident Agreements to NRNH with respect to the Released Facility.
5.Entire Agreement. This Amendment constitutes the entire and integrated agreement between Landlord and Tenant relating to the subject matter of this Amendment and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto.
6.No Other Changes. Unless expressly amended hereby, all other terms and conditions contained in the Lease shall remain unchanged and in full force and effect, and are hereby ratified and confirmed. To the extent of any conflict between the provisions hereof and the Lease, the provisions of this Amendment shall govern and control. This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.
7.Defined Terms. Capitalized terms used in this Amendment and not defined herein, shall have the meaning as set forth in the Lease.
8.Counterparts. This Amendment may be executed in counterparts. All executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original. The parties hereby acknowledge and agree that electronic signatures, digital signatures, and signatures transmitted by electronic in “.pdf” or other electronic format shall be legal and binding and shall have the same full force and effect as if an original signed counterpart of this Amendment had been delivered.
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IN WITNESS WHEREOF, the undersigned Landlord has caused their duly authorized representative to execute and deliver this Amendment as of the date set forth above.

LANDLORD:

NHI-REIT OF NEXT HOUSE, LLC,
a Delaware limited liability company

By:    /s/Kristin S. Gaines
Name:    Kristin S. Gaines
Title:    Secretary

IN WITNESS WHEREOF, the undersigned Landlord has caused their duly authorized representative to execute and deliver this Amendment as of the date set forth above.
LANDLORD:

MYRTLE BEACH RETIREMENT RESIDENCE LLC,
an Oregon limited liability company

By:    /s/Kristin S. Gaines
Name:    Kristin S. Gaines
Title:    Secretary

IN WITNESS WHEREOF, the undersigned Landlord has caused their duly authorized representative to execute and deliver this Amendment as of the date set forth above.
LANDLORD:

VOORHEES RETIREMENT RESIDENCE LLC,
an Oregon limited liability company

By:    NHI- REIT OF NEXT HOUSE, LLC,
    its sole member

By:    /s/Kristin S. Gaines
Name:    Kristin S. Gaines
Title:    Secretary

IN WITNESS WHEREOF, the undersigned Tenant has caused their duly authorized representative to execute and deliver this Amendment as of the date set forth above.
TENANT:

WELL CHURCHILL LEASEHOLD OWNER LLC,
a Delaware limited liability company

By:    /s/Nikhil Chaudhri___________
Name:    Nikhil Chaudhri
Title:    Authorized Signatory

Exhibit A

FACILITIES

Facility Name	Subtenant	Address	City	State	Zip
Butterfield Place	NH Butterfield Place LLC	8420 Phoenix Ave	Fort Smith	AR	72903
Apple Blossom	NH Apple Blossom LLC	2501 N 22nd St.	Rogers	AR	72756
Bay Park	NH Bay Park LP	2621 Appian Way	Pinole	CA	94564
Mistywood	NH Mistywood LP	1275 Pleasant Grove Blvd.	Roseville	CA	95747
Fig Garden	NH Fig Garden LP	6035 N Marks Avenue	Fresno	CA	93711
Standiford Place	NH Standiford Place LP	3420 Shawnee Drive	Modesto	CA	95350
Bridgecreek	NH Bridgecreek LP	3601 Holt Avenue	West Covina	CA	91791
Riverplace	NH Riverplace LLC	6850 River Road	Columbus	GA	31904
Iris Place	NH Iris Place LLC	755 Epps Bridge Parkway	Athens	GA	30606
Yardley Commons	NH Yardley Commons LLC	209 Laurel Rd.	Voorhees	NJ	08043
Worthington	NH Worthington LLC	1201 Riva Ridge Ct.	Gahanna	OH	43230
Silver Arrow Estates	NH Silver Arrow Estates LLC	2601 S Elm Place	Broken Arrow	OK	74012
Eagle Crest	NH Eagle Crest LLC	3736 Robert M. Grissom Pkwy	Myrtle Beach	SC	29577
Westminster	NH Westminster LLC	11 East August Place	Greenville	SC	29605
Bedford	NH Bedford LLC	13303 SE	Vancouver	WA	98683
Kamlu Retirement Inn- Vancouver	NH Kamlu Retirement Inn-Vancouver LLC	1000 NE 82nd Ave.	Vancouver	WA	98664
Isles of Vero Beach	CCAT 2 L.P.	1700 Waterford Drive	Vero Beach	FL	32966

Schedule 1.1

ALLOCATED FACILITY RENT

Community		Monthly Rent	Annual Rent
Apple Blossom	AR000001--Holiday Apple Blossom	$ 103,814.41	$ 1,245,772.92
Bay Park	CA000003--Holiday Bay Park	$ 131,754.25	$ 1,581,051.00
Bridgecreek	CA000004--Holiday Bridgecreek	$ 173,919.01	$ 2,087,028.12
Bedford	WA000004--Holiday Bedford	$ 147,533.06	$ 1,770,396.72
Butterfield Place	AR000002--Holiday Butterfield Place	$ 121,777.29	$ 1,461,327.48
Eagle Crest	SC000006--Holiday Eagle Crest	$ 145,395.90	$ 1,744,750.80
Fig Garden	CA000006--Holiday Fig Garden	$ 87,293.04	$ 1,047,516.48
Iris Place	GA000002--Holiday Iris Place	$ 180,059.16	$ 2,160,709.92
Kamlu	WA000006--Holiday Kamlu	$ 32,231.07	$ 386,772.84
Mistywood	CA000008--Holiday Mistywood	$ 188,170.11	$ 2,258,041.32
Riverplace	GA000003--Holiday Riverplace	$ 88,514.67	$ 1,062,176.04
Silver Arrow Estate	OK000001--Holiday Silver Arrow	$ 99,751.83	$ 1,197,021.96
Standiford Place	CA000009--Holiday Standiford Place	$ 102,498.61	$ 1,229,983.32
Westminster	SC000007--Holiday Westminster	$ 97,995.48	$ 1,175,945.76
Worthington	OH000002--Holiday Worthington	$ 112,075.22	$ 1,344,902.64
Vero Beach	FL000026--Holiday Vero Beach	$ 216,750.00	$ 2,601,000.00
Vero Beach - CapEx Rent	FL000026--Holiday Vero Beach	$ 7,696.10	$ 92,353.20
Yardley Commons	NJ000001--Holiday Yardley Commons	$ 114,917.54	$ 1,379,010.48
	Total	$ 2,152,146.75	$ 25,825,761.00